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                                                                    EXHIBIT 32.2

            SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

         I, M. Michael Owens, Chief Financial Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that to my knowledge:


(1) The Company's periodic report on Form 10-Q for the quarterly period ended March 31, 2004 (the "Form 10-Q") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 11, 2004             /s/ M. Michael Owens
                                 ----------------------------------------------
                                     M. Michael Owens
                                     Vice President and Chief Financial Officer